October 18, 2003


Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

                   Re: The Gabelli Dividend & Income Trust (811-21423) Investment Company Act Rule 23c-2 Notification
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Dear Sir or Madam:

         In accordance with Rule 23c-2 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), The Gabelli Dividend & Income Trust (the "Fund") is hereby providing notice of its intention to call or redeem all or a portion of its Series C Auction Market Preferred Shares, par value $.001 per share (the "Series C AMPS"), on the date determined in accordance with the mandatory redemption provisions of Part I paragraph 3 of the Statement of Preferences creating and fixing the rights of the Series C AMPS (the "Statement of Preferences").

         The date on which any Series C AMPS will be mandatorily called or redeemed pursuant to Part I paragraph 3 of the Statement of Preferences will be no more than 30 days after a failure by the Fund to maintain the asset coverage required of it under the 1940 Act or meet the basic asset maintenance amount tests required of it by the rating agencies that rate the Fund's preferred shares at its request (each a "Coverage Test" and collectively the "Coverage Tests") that was not cured on or prior to the applicable cure date (a "Coverage Test Failure").

         The amount of Series C AMPS to be called or redeemed upon the occurrence of a Coverage Test Failure will be an amount determined by the Fund's Board of Directors that is (when aggregated with any other preferred shares of the Fund then being called or redeemed) the lesser of (i) the minimum amount of preferred shares, including the Series C AMPS, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant cure date, would result in the Fund meeting each applicable Coverage Test or (ii) the maximum amount of preferred shares, including the Series C AMPS, that can be redeemed out of the Fund's available funds.

         In addition, in the event of a Coverage Test Failure the Fund may, but is not obligated to, mandatorily call or redeem pursuant to Part I paragraph 3 of the Statement of Preferences an additional amount of preferred shares, including the Series C AMPS, in order that immediately following such redemption the Fund would have asset coverage with respect to its remaining preferred stock outstanding of 220% asset coverage under the 1940 Act and 110% of the asset maintenance amount required under any other Coverage Test.

         In the event that less than all of the Series C AMPS shares then outstanding are to be called or redeemed in connection with a Coverage Test Failure by the Fund, the Series C AMPS to be so called or redeemed will be selected proportionally from among the holders of the Series C AMPS on the basis of shares held, by lot or by such other method as the Fund shall deem fair and equitable.

                                        Very truly yours,

                                        THE GABELLI DIVIDEND & INCOME TRUST


                                        By: /s/ Bruce N. Alpert
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                                            Name:  Bruce N. Alpert
                                            Title: President